[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.1

LICENSE AGREEMENT

This License Agreement (“Agreement”) is entered into and effective as of August 9, 2024 (the “Effective Date”), by and between Paragon Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (“Paragon”), having its principal place of business at 221 Crescent Street, Building 23, Suite 105, Waltham, MA 02453, and Apogee Therapeutics, Inc. (“Apogee”), a corporation organized under the laws of the State of Delaware, having its principal place of business at 221 Crescent Street, Building 17, Suite 102B, Waltham, MA 02453. Paragon and Apogee are also referred to herein individually as a “Party”, or collectively as the “Parties.”

Recitals

Whereas, Paragon has developed a proprietary platform technology for the discovery and development of antibodies against therapeutically relevant targets;

Whereas, pursuant to that certain Antibody Discovery and Option Agreement by and between Paragon and Apogee, dated as of November 9, 2023, as amended by the Letter Agreement, dated as of August 9, 2024 (as such Antibody Discovery and Option Agreement may be further amended from time to time, the “Option Agreement”), Apogee has engaged Paragon to identify, evaluate and develop one or more antibody candidates directed to certain therapeutic targets and has been granted an exclusive option to enter into one or more separate license agreements to develop, manufacture and commercialize the resulting antibodies with respect to a given target;

Whereas, Apogee has exercised such option with respect to the Licensed Target (as defined below), and the Parties desire to memorialize the exclusive license from Paragon to Apogee with respect to such Licensed Target, all on the terms and subject to the conditions set forth in this Agreement.

Now Therefore, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS.

The following initially capitalized terms have the following meanings (and derivative forms of them shall be interpreted accordingly):

1.1
“Achievement of Development Candidate” means nomination by Apogee’s Board of Directors of a Licensed Antibody, Derived Antibody or Multispecific Antibody as a “Development Candidate.”
1.2
“Acquiring Parties” has the meaning set forth in Section 2.11(b).
1.3
“Additional Information” has the meaning set forth in Section 2.6(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.4
“Affiliate” means any entity controlled by, controlling, or under common control with a Party hereto. For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” or “under common control”) means the direct or indirect ownership of more than fifty percent (50%) of the voting interest in, or more than fifty percent (50%) in the equity of, or the right to appoint more than fifty percent (50%) of the directors or management of, such corporation or other business entity. Notwithstanding the foregoing, (a) with respect to either Party, Affiliates of such Party do not include [***] or its Affiliates other than such Party and its subsidiaries, (b) Paragon and its Affiliates, on the one hand, and Apogee and its subsidiaries, on the other hand, shall not be deemed to be Affiliates of each other, and (c) Affiliates of Paragon do not include new entities formed by or on behalf of Paragon for the bona fide purpose of further developing, manufacturing, commercializing or otherwise exploiting Antibodies and Antibody products (other than Apogee Products) using, among other sources, funds from Third Party investors, so long as Paragon or its Affiliates do not assign any Licensed Antibody Patents or Other Licensed Patents to such entity. An entity shall only be deemed an “Affiliate” hereunder for so long as it meets the requirements set forth in this Section 1.3.
1.5
“Agreement” has the meaning set forth in the preamble.
1.6
“Antibody” means any molecule, including [***].
1.7
“Apogee” has the meaning set forth in the preamble.
1.8
“Apogee Antibody Patents” means all Patents that Cover the composition of matter of, or any method of specifically making or using, any Licensed Antibody or Derived Antibody, that in each case are owned or otherwise controlled by Apogee or its Affiliates or Sublicensees as of the Effective Date or during the Term.
1.9
“Apogee Election Period” has the meaning set forth in Section 2.9(a).
1.10
“Apogee Indemnitee” has the meaning set forth in Section 9.2.
1.11
“Apogee Intellectual Property” means any Patents, Know-How or other Intellectual Property Rights that are (a) necessary for, and actually used (or held for use) by Apogee or its Affiliates as of the effective date of termination of this Agreement in the Development, Manufacturing, Commercialization or other exploitation of Apogee Products, and (b) Controlled by Apogee or its Affiliates as of the effective date of termination of this Agreement.
1.12
“Apogee Multispecific Antibody” means any Multispecific Antibody that is being Developed, Manufactured, Commercialized or otherwise exploited by Apogee, its Affiliate or Sublicensee, excluding in each case any Paragon Multispecific Antibody.
1.13
“Apogee Multispecific Product” means any product that comprises or contains any Apogee Multispecific Antibody.
1.14
“Apogee Product” means, individually or collectively, as applicable, Licensed Antibodies, Derived Antibodies, Products, Apogee Multispecific Antibodies and Apogee Multispecific Products.
1.15
“Applicable Law” means any national, supra-national, federal, state or local laws, rules, guidances and regulations, in each case, as applicable to the subject matter and the Party at issue.
1.16
“Bankruptcy Code” has the meaning set forth in Section 8.4.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.17
“Bankruptcy Event” has the meaning set forth in Section 8.4.
1.18
“Business Day” means any day other than Saturday, Sunday or a national holiday in the United States.
1.19
“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.
1.20
“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
1.21
“CDR” means a complementarity-determining region (e.g., a CDR1, CDR2, or CDR3) of a variable region of a heavy chain or a light chain of an Antibody as defined by Kabat, et al., Sequences of proteins of immunological interest (5th ed. 1991) – U.S. Department of Health and Human Services, NIH publication n° 91-3242.
1.22
“Change of Control” means, with respect to any entity, any of the following: (a) the sale or disposition of all or substantially all of the assets of such entity or its direct or indirect controlling Affiliate to a Third Party; or (b) (i) the acquisition by a Third Party, alone or together with any of its Affiliates, other than an employee benefit plan (or related trust) sponsored or maintained by such entity or any of its Affiliates, of more than fifty percent (50%) of the then-outstanding shares of voting capital stock of such entity or its direct or indirect parent entity that holds, directly or indirectly, beneficial ownership of more than fifty percent (50%) of the then-outstanding shares of voting capital stock of such entity (a “Parent Entity”), or (ii) the acquisition, merger or consolidation of such entity or its Parent Entity with or into another entity, other than, in the case of clause (i) or (ii), an acquisition or a merger or consolidation of such entity or its Parent Entity in which the holders of shares of voting capital stock of such entity or its Parent Entity, as the case may be, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Third Party or the surviving corporation in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation, and in each case of (a) or (b), whether through a single transaction or a series of related transactions, but excluding any and all bona fide financing transactions or internal reorganizations for tax purposes (including the change of place of incorporation or domicile of such entity).
1.23
“Claim” has the meaning set forth in Section 9.3.
1.24
“Combination Product” has the meaning set forth in Section 1.71.
1.25
“Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize an Antibody or product, including any Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.26
“Commercially Reasonable Efforts” means the level of efforts, expertise, and resources commonly applied by a similarly situated pharmaceutical company or biopharmaceutical company to carry out a particular task or obligation with respect to a pharmaceutical or biologic compound, product or therapy owned by it, or to which it has exclusive rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of other products in development and in the marketplace, supply chain management considerations, the proprietary position of the compound, product or therapy (including with respect to Patent or regulatory exclusivity), the regulatory structure involved, the profitability of the applicable compound, product or therapy (including pricing and reimbursement status achieved), and any other relevant technical, legal, scientific or medical factors. For clarity, the “Commercially Reasonable Efforts” of Apogee under this Agreement will be determined on a product-by-product and country-by-country basis within the Territory, and it is anticipated that the level of effort for different indications and countries may differ and may change over time, reflecting changes in the status of the compound, product or therapy and the indications and the country or countries involved.
1.27
“Confidential Information” of a Party means any and all non-public scientific, business, regulatory or technical information that is disclosed or made available by or on behalf of one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement, whether in writing, orally, visually or otherwise. Notwithstanding any provision of this Agreement to the contrary, the Licensed Antibody Technology shall be the Confidential Information of both Parties.
1.28
“Control” (including any variations such as “Controlled”) means, with respect to any technology (including Know-How) or other Intellectual Property Rights, possession by a Party or one of its Affiliates of the ability (whether by ownership, license or otherwise) to grant a license or a sublicense of or under such technology or Intellectual Property Rights without violating the terms of any agreement or other arrangement with any Third Party; provided, that if following the Effective Date (a) Paragon would Control any Patent that would be included in the Licensed Antibody Patents or Other Licensed Patents but for an obligation to pay royalties or other consideration for the Development, Manufacture, Commercialization or other exploitation of an Apogee Product in the Territory in connection with a grant to Apogee of a license under such Patent, and (b) Apogee, pursuant to Section 2.7, agrees in writing to reimburse Paragon for all such royalties or other consideration, then such Patents shall be deemed Controlled by Paragon. Notwithstanding the foregoing, a Party and its Affiliates shall not be deemed to “Control” any technology or Intellectual Property Rights that (i) prior to the consummation of a Change of Control of such Party is owned or in-licensed, or (ii) after the consummation of a Change of Control of such Party, becomes owned or in-licensed (to the extent such technology or Intellectual Property Rights are developed outside of the scope of the activities conducted hereunder and without use of or reference to any technology or Intellectual Property Rights Controlled by such Party or any Affiliate of such Party immediately before such Change of Control, or any Confidential Information of the other Party), in each case ((i) or (ii)), by a Third Party that becomes an Affiliate of such Party after the Effective Date as a result of such Change of Control or an assignee of such Party after the Effective Date as the result of an assignment of this Agreement in connection with a Change of Control unless prior to the consummation of such Change of Control or assignment, such Party or any of its Affiliates also Controlled such technology or Intellectual Property Rights.
1.29
“Cover” or “Covering” means, with respect to a particular product, any Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, selling, importation, or exportation of such product would infringe a Valid Claim of such Patent. The determination of whether a product is Covered by a particular Valid Claim shall be made on a country-by-country basis.
1.30
“CREATE Act” has the meaning set forth in Section 5.2(g).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.31
“Derived Antibody” means any Antibody that is created by or on behalf of Apogee (but not by Paragon under the Option Agreement), its Affiliates or its or their licensees and: (a) is derived from or constitutes a modification of a Licensed Antibody, including [***], and (b) [***]. For avoidance of doubt, any Antibody that [***] will be deemed a Derived Antibody, irrespective of origin. Notwithstanding the foregoing, a Derived Antibody shall not include (i) [***]; or (ii) [***].
1.32
“Designated Multispecific Antibody” has the meaning set forth in Section 2.5(b).
1.33
“Develop” or “Developing” means to discover, evaluate, test, research or otherwise develop an Antibody or product, including a Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable. When used as a noun, “Development” means any and all activities involved in Developing.
1.34
“Directed To” means, with regard to an Antibody or product, that such Antibody or product is developed or designed to (a) [***], and (b) [***].
1.35
“Disclosing Party” has the meaning set forth in Section 1.27.
1.36
“Dispute” has the meaning set forth in Section 10.7.
1.37
“Dollar” means a U.S. dollar, and “$” shall be interpreted accordingly.
1.38
“Effective Date” has the meaning set forth in the preamble.
1.39
“Existing Combination Patents” has the meaning set forth in Section 1.52.
1.40
“FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.
1.41
“Field” means the prophylaxis, palliation, treatment and diagnosis of human disease and disorders in all therapeutic areas.
1.42
“First Commercial Sale” means the first sale of an Apogee Product by Apogee, or one of its Affiliates or its or their Sublicensees, to a Third Party after receipt of all Regulatory Approvals required to market and sell the Apogee Product have been obtained in the country in the Territory in which such Apogee Product is sold. Sales for purposes of testing the Apogee Product and sample purposes shall not be deemed a First Commercial Sale. Furthermore, for purposes of clarity, the term “First Commercial Sale” as used in this Agreement shall not include: (a) [***]; (b) [***]; or (c) [***].
1.43
“Force Majeure” has the meaning set forth in Section 10.2.
1.44
“Grandfathered Competitive Product” has the meaning set forth in Section 2.11(b).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.45
“Indemnified Party” has the meaning set forth in Section 9.3.
1.46
“Indemnifying Party” has the meaning set forth in Section 9.3.
1.47
“Indication” means each separate and distinct disease or medical condition in humans (a) for which a compound or product that is in clinical studies is intended to treat in such clinical studies, or (b) for which a compound or product may obtain a separate and distinct marketing authorization approval with an approved label claim to treat such disease or condition, as applicable.
1.48
“Intellectual Property Rights” means any and all proprietary rights provided under (a) patent law, including any Patents; (b) copyright law; or (c) any other applicable statutory provision or common law principle, including trade secret law, that may provide a right in Know-How, or the expression or use thereof.
1.49
“Know-How” means all technical information and know-how in any tangible or intangible form, including (a) inventions, discoveries, trade secrets, data, specifications, instructions, processes, formulae, materials (including cell lines, vectors, plasmids, nucleic acids and the like), methods, protocols, expertise and any other technology, including the applicability of any of the foregoing to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, and (b) all data, instructions, processes, formulae, strategies, and expertise, whether biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, analytical, or otherwise and whether related to safety, quality control, manufacturing or other disciplines. Notwithstanding the foregoing, Know-How excludes Patent claims.
1.50
“Licensed Antibody” means any and all Antibodies that are Directed To the Licensed Target and that are (a) discovered, generated, identified or characterized by or on behalf of Paragon in the course of performing the Research Program other than [***], and (b) [***].
1.51
“Licensed Antibody Invention” means (a) any invention or discovery, whether or not patentable, that was discovered or reduced to practice by or on behalf of Paragon under the Research Program and that constitutes the composition of matter of, or any method of specifically making or using, any Licensed Antibody, and (b) all Intellectual Property Rights in the foregoing, that in each case is Controlled by Paragon or its Affiliates as of the Effective Date or during the Term.
1.52
“Licensed Antibody Patents” means all Patents that Cover the composition of matter of, or any method of specifically making or using, any Licensed Antibody that are Controlled by Paragon or its Affiliates as of the Effective Date or during the Term. The Licensed Antibody Patents existing as of the Effective Date are set forth on Exhibit A, and such existing Licensed Antibody Patents that are marked with an asterisk are referred to herein as “Existing Combination Patents”). For clarity, each claim included in the Existing Combination Patents that Covers the composition of matter of, or any method of specifically making or using, any Licensed Antibody in combination with any other Antibody, is included in the Licensed Antibody Patents and is subject to the terms of this Agreement, including the license grants set forth in Section 2.1.
1.53
“Licensed Antibody Technology” means (a) the Licensed Antibody Invention, (b) the Licensed Antibody Patents, (c) the Sequence Information, (d) the Results, and (e) all Intellectual Property Rights in the foregoing Controlled by Paragon or its Affiliates as of the Effective Date or during the Term. The Licensed Antibody Technology (i) [***], and (ii) [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.54
“Licensed Component(s)” has the meaning set forth in Section 1.71.
1.55
“Licensed Target” means TSLP.
1.56
“Losses” has the meaning set forth in Section 9.1.
1.57
“MAA” means (a) a New Drug Application in the United States, as defined in the United States Federal Food, Drug and Cosmetics Act, and applicable regulations promulgated thereunder by the FDA, (b) a Biologics License Application in the United States, as defined in the United States Public Health Service Act, or (c) any application filed with any Regulatory Authority in a country other than the United States that is equivalent to either of the foregoing.
1.58
“[***]” means [***].
1.59
“[***] Agreement” means that certain Antibody Services and Option Agreement between Paragon and [***], dated [***], as such agreement may be amended or restated from time to time. A copy of the [***] Agreement is attached hereto as Exhibit B, which shall be updated from time to time in the event of any amendment to or restatement of the [***] Agreement becoming effective after the Effective Date.
1.60
“[***] Election Notice” means the “Election Notice” as defined in the [***] Agreement.
1.61
“[***] IP” means the “Licensed Antibody Technology” as defined in the [***] Agreement that (a) is licensed by [***] to Paragon under Section 3.4(b) of the [***] Agreement, and (b) is necessary or reasonably useful to Develop, Commercialize, use, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit (i) the Selected [***] Antibodies, (ii) Derived Antibodies derived from or constituting a modification of a Selected [***] Antibody, and (iii) products that contain or comprise the Selected [***] Antibodies and/or the Derived Antibodies described in clauses (i) and (ii), in each case (i)-(iii) in the Field in the Territory.
1.62
“[***] License Effective Date” means the “Option Exercise Date” as defined in the [***] Agreement.
1.63
“[***] Option Period” means the “Option Period” as defined in the [***]Agreement.
1.64
“[***] Project Antibodies” means the “Project Antibodies” as defined in the [***] Agreement that constitute “Project Antibodies” for the Research Program under the Option Agreement.
1.65
“Major Market Country” means any of the following: the [***] and the [***].
1.66
“Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store an Antibody or product, including any Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable, or any component thereof. When used as a noun, “Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing an Antibody or product, including any Licensed Antibody, Derived Antibody, Product, Multispecific Antibody or Multispecific Product, as applicable, or any component thereof.
1.67
“Milestone” has the meaning set forth in Section 4.1.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.68
“Milestone Payment” has the meaning set forth in Section 4.1.
1.69
“Multispecific Antibody” means any Antibody that is comprised of (a) [***], and (b) [***].
1.70
“Multispecific Product” means any product that comprises or contains any Multispecific Antibody.
1.71
“Net Sales” means the gross amounts received for the Apogee Product by Apogee, its Affiliates and Sublicensees for sales or other commercial disposition of such Apogee Product in the Territory to unrelated Third Parties, less the following, in each case related specifically to the Apogee Product and actually incurred, paid or accrued by Apogee, its Affiliates or Sublicensees and not otherwise recovered by or reimbursed to Apogee, its Affiliates or Sublicensees;
(a)
[***];
(b)
[***];
(c)
[***];
(d)
[***];
(e)
[***]; and
(f)
[***].

Net Sales will include [***]. Net Sales will be calculated only once for the first bona fide arm’s length sale of the Apogee Product by Apogee, its Affiliates or its Sublicensees to a Third Party, and will not include sales between or among [***]. Net Sales shall not include any amounts invoiced for [***] (i) [***], (ii) [***], or (iii) [***].

Net Sales shall be determined from the books and records of Apogee, Affiliates of Apogee or any Sublicensee maintained in accordance with U.S. generally accepted accounting principles (GAAP) consistently applied. Apogee further agrees in determining Net Sales, it (or its applicable Affiliate or Sublicensee) will use Apogee’s (or such Affiliate’s or Sublicensee’s) then current standard procedures and methodology.

If an Apogee Product is sold as a Combination Product (as defined below), the Net Sales of such Combination Product for the purpose of calculating royalties and sales-based milestones owed under this Agreement for sales of such Combination Product, shall be determined as follows: First, [***]. Second, the following shall apply:

(i) [***].

(ii) [***].

(iii) [***].

(iv) [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

For purposes of this definition, “Combination Product” means any pharmaceutical product that contains two (2) or more active ingredients, including both (A) one (1) or more Licensed Antibodies or Derived Antibodies (the “Licensed Component”); and (B) one (1) or more active pharmaceutical or biological ingredients that are not a Licensed Antibody or Derived Antibody (“Other Component(s)”), either as a [***], [***], or [***], and [***].

1.72
“Notice of Dispute” has the meaning set forth in Section 10.7(a).
1.73
“Option Agreement” has the meaning set forth in the recitals.
1.74
“Other Component(s)” has the meaning set forth in Section 1.71.
1.75
“Other Licensed Patents” means any Patents Controlled by Paragon or its Affiliates as of the Effective Date or during the Term that (a) include a claim that expressly recites the sequence of a Licensed Antibody or Derived Antibody, whether such sequence is expressly recited alone or is expressly recited in combination with the sequence of any other Antibody owned or otherwise controlled by Apogee or any of its Affiliates pursuant to an exclusive license agreement with Paragon or any of its Affiliates, and (b) are necessary to Develop, Manufacture, Commercialize or otherwise exploit Licensed Antibodies, Derived Antibodies or Products in the Field in the Territory. Notwithstanding the foregoing, the Other Licensed Patents shall not include [***].
1.76
“Paragon” has the meaning set forth in the preamble.
1.77
“Paragon Indemnitee” has the meaning set forth in Section 9.1.
1.78
“Paragon Know-How” means all Know-How in the Licensed Antibody Technology.
1.79
“Paragon Multispecific Antibody” means a Multispecific Antibody that is Developed, Manufactured, Commercialized or otherwise exploited by Paragon or its Affiliate or licensee (other than Apogee and its Affiliates and Sublicensees).
1.80
“Paragon Multispecific Patents” means those Patents owned or otherwise controlled by Paragon or its Affiliates during the Term that Cover the composition of matter of, or any method of specifically making or using, a Paragon Multispecific Antibody, in each case excluding the Licensed Antibody Patents.
1.81
“Paragon Patents” has the meaning set forth in Section 5.2(c).
1.82
“Paragon Exclusive Third Party Agreement” has the meaning set forth in Section 2.7.
1.83
“Paragon Third Party Agreement” has the meaning set forth in Section 2.7.
1.84
“Party” or “Parties” has the meaning set forth in the preamble.
1.85
“Patent Challenge” has the meaning set forth in Section 5.3(a).
1.86
“Patent Infringement” has the meaning set forth in Section 5.3(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.87
“Patents” means (a) unexpired patents and patent applications, (b) any and all divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates and the like of any such patents and patent applications, and (c) any and all foreign equivalents of the foregoing.
1.88
“Phase I Trial” means a human clinical trial in any country of the type described in 21 C.F.R. §312.21(a), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.
1.89
“Phase II Trial” means a human clinical trial in any country of the type described in 21 C.F.R. §312.21(b), or the foreign equivalent thereof, regardless of where such clinical trial is conducted.
1.90
“Preexisting Affiliate” means, with respect to a Party that is subject to a Change of Control, any Affiliate of such Party or the Acquiring Party following such Change of Control that was an Affiliate of such Party prior to such Change of Control.
1.91
“Product” means any product that comprises or contains any Licensed Antibody or Derived Antibody other than as part of a Multispecific Antibody or a Multispecific Product.
1.92
“Prosecute” and “prosecution” have the meaning set forth in Section 5.2(a).
1.93
“Receiving Party” has the meaning set forth in Section 1.27.
1.94
“Regulatory Approval” means all clearances, approvals (including approval of an MAA as well as any applicable pricing and/or reimbursement approvals), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell and market a pharmaceutical or biologic product in a country or territory under this Agreement.
1.95
“Regulatory Authority” means any supranational, multinational, federal, national, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the clinical development, manufacture, marketing or sale of a pharmaceutical or biologic product in a country or region, including the FDA in the United States and the EMA in Europe.
1.96
“Reimbursement Obligation” has the meaning set forth in Section 2.7.
1.97
“Remaining Recovery” has the meaning set forth in Section 5.3(f).
1.98
“Representatives” of a Party means such Party’s officers, directors, employees, contractors, subcontractors, agents and consultants.
1.99
“Research Program” means the “Research Program” (as defined in the Option Agreement) conducted by the Parties pursuant to the Option Agreement with respect to the Licensed Target.
1.100
“Results” means all data, results, analysis, conclusions, outcomes, information, documentation and reports that are generated by or on behalf of Paragon in performance of the Research Program, in each case excluding Licensed Antibody Inventions, Licensed Antibody Patents, Sequence Information and Licensed Antibodies.
1.101
“Reversion Products” has the meaning set forth in Section 8.6(c).

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1.102
“ROFN Multispecific Antibody” means (a) a Multispecific Antibody, or (b) an Antibody that is comprised of (i) [***], and (ii) [***].
1.103
“ROFN Multispecific Product” has the meaning set forth in Section 2.6(b).
1.104
“ROFN Negotiation Period” has the meaning set forth in Section 2.6(c).
1.105
“ROFN Period” has the meaning set forth in Section 2.6(a).
1.106
“Royalty Payments” has the meaning set forth in Section 4.2(a).
1.107
“Royalty Term” means, on an Apogee Product-by-Apogee Product and country-by-country basis, the period commencing on First Commercial Sale of the applicable Apogee Product in the applicable country in the Territory and ending, with respect to the particular Apogee Product and country at issue on the latest of the following dates: (a) the twelfth (12th) anniversary of the date of First Commercial Sale of such Apogee Product in such country; or (b) the expiration of the last-to-expire Valid Claim of a Licensed Antibody Patent or Apogee Antibody Patent Covering the Manufacture, use or sale of such Apogee Product in the country at issue.
1.108
“Scheduled Multispecific Patents” has the meaning set forth in Section 5.2(d).
1.109
“Selected [***] Antibodies” means the “Assigned Antibodies” as defined in the [***] Agreement for which Paragon has exercised its option rights under the [***] Agreement by delivery of a [***] Election Notice under Section 3.2 of the [***] Agreement in accordance with Section 2.9(a) of this Agreement.
1.110
“Sequence Information” means electronic files of Paragon containing all Licensed Antibody sequences generated under the Research Program.
1.111
“Sublicensee” means any Affiliate of Apogee or Third Party that receives a grant of a sublicense of, or other authorization or permission granted under, the licenses and rights granted to Apogee in Section 2.1, either directly from Apogee or through multiple tiers.
1.112
“Target” means a protein molecule that (a) is chemically distinct from other molecules, and (b) wherein a binding entity derives recognized therapeutic value from binding to such molecule.
1.113
“Target Competitive Product” has the meaning set forth in Section 2.11(a).
1.114
“Term” has the meaning set forth in Section 8.1.
1.115
“Territory” means worldwide.
1.116
“Third Party” means any person or entity other than Paragon or Apogee or an Affiliate of either Paragon or Apogee.
1.117
“Third Party Claim” has the meaning set forth in Section 9.1.
1.118
“TSLP” means thymic stromal lymphopoietin.

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1.119
“US” or “United States” means the United States of America and its possessions and territories, including Puerto Rico.
1.120
“Valid Claim” means, with respect to a particular country, a claim (including a process, use or composition of matter claim) of an issued and unexpired Patent (or a supplementary protection certificate thereof) that has not (a) irretrievably lapsed or been abandoned, permanently revoked, dedicated to the public or disclaimed, or (b) been held invalid, unenforceable or not patentable by a court, governmental agency, national or regional patent office or other appropriate body that has competent jurisdiction, which holding, finding or decision is final and unappealable or unappealed within the time allowed for appeal.

ARTICLE II

LICENSES; TECHNOLOGY TRANSFER

2.1
License Grants from Paragon.
(a)
Subject to the terms of this Agreement, Paragon hereby grants to Apogee a royalty-bearing, exclusive (even as to Paragon and its Affiliates, subject to Paragon’s retained rights under Section 2.3) license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Licensed Antibody Technology to Develop, Manufacture, Commercialize or otherwise exploit Licensed Antibodies, Derived Antibodies and Products in the Field in the Territory.
(b)
Subject to the terms of this Agreement, including Section 2.5 and Section 2.6, Paragon hereby grants to Apogee a royalty-bearing, non-exclusive right and license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Licensed Antibody Technology to Develop, Manufacture, Commercialize or otherwise exploit Multispecific Antibodies and Multispecific Products in the Field in the Territory.
(c)
Subject to the terms of this Agreement, Paragon hereby grants to Apogee a royalty-bearing, non-exclusive license, including the right to sublicense through multiple tiers (subject to Section 2.2), under the Other Licensed Patents to Develop, Manufacture, Commercialize or otherwise exploit Licensed Antibodies, Derived Antibodies and Products in the Field in the Territory.
(d)
Subject to the terms of this Agreement, including Section 2.9, from and after the [***] License Effective Date, Paragon hereby grants to Apogee a non-exclusive sublicense, including the right to further sublicense through multiple tiers (subject to Section 2.2), under the [***] IP to Develop, Commercialize, use, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit (i) the Selected [***] Antibodies, (ii) Derived Antibodies derived from or constituting a modification of a Selected [***] Antibody, and (iii) products that contain or comprise the Selected [***] Antibodies and/or the Derived Antibodies described in clauses (i) and (ii), in each case (i)-(iii) in the Field in the Territory. From and after the [***] License Effective Date, Paragon covenants that it will not grant to a Third Party a license or any other right under the [***] IP to Develop, Commercialize, use, make, have made, sell, offer for sale, have sold, import, export and otherwise exploit (x) the Selected [***] Antibodies, (y) Derived Antibodies derived from or constituting a modification of a Selected [***] Antibody, or (z) products that contain or comprise the Selected [***] Antibodies and/or the Derived Antibodies described in clauses (x) and (y), in each case (x)-(z) in the Field in the Territory.

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(e)
Notwithstanding anything to the contrary set forth in this Agreement, the foregoing license rights do not include any rights to (i) that portion of any Antibody or moiety that is Directed To a Target other than the Licensed Target (e.g., a second binder in a Multispecific Antibody), or (ii) any portion of any Multispecific Antibody other than a Licensed Antibody or a Derived Antibody, in each case ((i) and (ii)), other than as part of an Apogee Product consisting of a combination of a Licensed Antibody or a Derived Antibody with another Antibody that is owned or otherwise controlled by Apogee or any of its Affiliates pursuant to an exclusive license agreement with Paragon or any of its Affiliates.
2.2
Sublicenses. Apogee shall have the right to grant sublicenses under the rights granted to it in Section 2.1 to its Affiliates and Third Parties; provided, that (a) each such sublicense shall be granted in writing and the relevant sublicense agreement shall be consistent with all relevant terms, conditions and restrictions of this Agreement, (b) Apogee will provide Paragon with a true and complete copy of each sublicense agreement that includes an exclusive sublicense or a sublicense of the right to Commercialize an Apogee Product and any amendments thereto within [***] days following execution thereof (which sublicense agreement and amendments may be redacted except to the extent necessary for Paragon to determine Apogee’s compliance with this Agreement), and (c) Apogee shall remain responsible for all of its payments and other performance obligations due under this Agreement, notwithstanding any license or sublicense that it may grant.
2.3
No Implied Licenses; Reservation of Rights. Except as expressly set forth herein, no right or license under any Patents, Know-How or Intellectual Property Right of either Party is granted or shall be granted by implication hereunder. All such rights or licenses are or shall be granted only as expressly provided in this Agreement, and each Party reserves to itself all rights not expressly granted under this Agreement. Notwithstanding anything to the contrary under this Agreement, Paragon retains rights under the Licensed Antibody Technology solely to perform its obligations and exercise its rights under this Agreement and the Option Agreement.
2.4
Information Transfer and Support to Apogee. Within [***] days after the Effective Date, Paragon shall provide Apogee with tangible embodiments of the Paragon Know-How, the Results and the Sequence Information, in each case in existence as of the Effective Date not already provided to Apogee under the Option Agreement. Additionally, on a continuing basis during the term of the Research Program, within [***] days after tangible embodiments of additional Paragon Know-How, additional Results or additional Sequence Information come into existence or are identified by Paragon, Paragon shall disclose and transfer such additional Paragon Know-How, Results and Sequence Information to Apogee. Each Party shall bear all costs and expenses incurred by such Party in connection with the disclosure and transfer of any Paragon Know-How, Results and Sequence Information as set forth above. During the first [***] days after completion of the Research Program, in the event Apogee makes any reasonable request for further information or assistance in order to understand the Licensed Antibody Technology or use the Licensed Antibody Technology to continue the Development of the Licensed Antibodies, Paragon shall provide up to [***] (approximately [***] hours) of such assistance, at [***] cost and expense at the then applicable “Monthly Rate” (as defined in the Option Agreement). Paragon shall consider and discuss in good faith any additional requests for assistance made by Apogee, which assistance may be provided upon mutual agreement of the Parties.
2.5
Paragon Rights with Respect to Multispecific Antibodies.
(a)
Subject to the terms of this Agreement, including Section 2.5(b) below and Section 2.6, Paragon reserves and retains the non-exclusive right under the Licensed Antibody Technology to Develop, Manufacture, Commercialize and otherwise exploit Multispecific Antibodies and Multispecific Products in the

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Field in the Territory. If Paragon exercises such right, then Paragon shall pay royalties to Apogee in accordance with Article IV, mutatis mutandis, with respect to any Multispecific Antibodies and Multispecific Products that are Commercialized by Paragon or its Affiliates or sublicensees (other than Apogee and its Affiliates and Sublicensees) in the Field in the Territory, provided, that the reference to Apogee Antibody Patents in clause (b) of the Royalty Term definition shall be disregarded.
(b)
Apogee has designated [***] Licensed Antibody or Derived Antibody, as set forth on Exhibit C, as its lead compound, and shall have the right to designate [***] Licensed Antibody or Derived Antibody as its backup compound by providing written notice thereof to Paragon within [***] of the Effective Date (each such designated Licensed Antibody or Derived Antibody, a “Designated Multispecific Antibody”). From and after receipt of Apogee’s notice, the license grant to Apogee under Section 2.1(b) shall be exclusive with respect to the Designated Multispecific Antibodies and Paragon’s rights under Section 2.5(a) shall expressly exclude the right to Develop, Manufacture, Commercialize or otherwise exploit (i) Multispecific Antibodies that have identical sequence identity within their CDRs as a Designated Multispecific Antibody, or (ii) Multispecific Products that comprise or contain any Multispecific Antibody referenced in clause (i). For the avoidance of doubt, if Paragon engages in Development or Manufacture of a Multispecific Antibody that meets the criteria of clause (i) or (ii) above before Apogee designates such Multispecific Antibody as a Designated Multispecific Antibody, then Paragon shall not be in breach of this Agreement, provided that, Paragon ceases all such Development or Manufacture within [***] days following receipt of Apogee’s written notice of designation.
2.6
Right of First Negotiation.
(a)
Commencing on the Effective Date and continuing until the [***] anniversary thereof (the “ROFN Period”), Paragon will promptly notify Apogee in writing if (i) Paragon or any of its Affiliates have developed a descriptive research plan with respect to the Development of a ROFN Multispecific Antibody similar in breadth and detail to the TSLP Research Plan by and between the Parties, executed on [***] or a bona fide plan to license or grant rights in a ROFN Multispecific Antibody to a Third Party, or (ii) Paragon or any of its Affiliates enters into good faith negotiations pursuant to an offer to or from any Third Party relating to the foregoing. Together with such notice, Paragon will provide to Apogee all material information and research plans developed by Paragon with respect to such ROFN Multispecific Antibody, including existing drafts of any proposed filings to any patent office prepared by or on behalf of Paragon, or copies of any actual filings to any patent office made by or behalf of Paragon, in each case with respect to Multispecific Patents that Cover such ROFN Multispecific Antibody. Apogee will have [***] days from receipt of Paragon’s notice to deliver a written notice to Paragon of Apogee’s desire to engage in negotiations for an agreement concerning the Development of or grant of a license or other rights to such ROFN Multispecific Antibody, provided, that, if within such [***] day period Apogee reasonably requests additional information relating to the research plan for the ROFN Multispecific Antibody (“Additional Information”), then Paragon shall use reasonable efforts to provide such Additional Information and the notice period shall be automatically extended beyond the initial [***] day period by such number of days necessary to provide Apogee [***] days to review such Additional Information following its receipt. Paragon’s obligation to provide any Additional Information shall be limited to data and information that is reasonably available to Paragon and in the form in which it is currently maintained by Paragon, and in no event shall Paragon be required to perform any research activities or generate new reports or documentation to comply with any request for Additional Information.
(b)
If Apogee does not provide such written notice to Paragon of its interest to engage in such negotiations within such [***] day period, as may be extended as set forth in Section 2.6(a), then Paragon shall be free to enter into an agreement with a Third Party with respect to the Development of or grant of a license or

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other rights to such ROFN Multispecific Antibody and corresponding products comprising or containing such ROFN Multispecific Antibody (“ROFN Multispecific Product”) without further obligation to Apogee under this Section 2.6.
(c)
If Apogee does provide Paragon such written notice within such [***] day period, the Parties will negotiate [***] on a non-exclusive basis for a period of up to [***] months from the date of Apogee’s notice (“ROFN Negotiation Period”), an agreement with respect to the Development of or grant of a license or other rights to such ROFN Multispecific Antibody and corresponding ROFN Multispecific Products. Prior to and during the ROFN Negotiation Period, neither Paragon nor its Affiliates shall enter into an agreement with respect to any such ROFN Multispecific Antibody or any corresponding ROFN Multispecific Products with any Third Party that would restrict Paragon or its Affiliate from entering into an agreement with Apogee with respect to the Development of or grant of a license or other rights to such ROFN Multispecific Antibody and corresponding ROFN Multispecific Products. For clarity, prior to and during the ROFN Negotiation Period, Paragon shall have the right to enter into agreements with Third Party service providers providing services to Paragon or its Affiliates with respect to such ROFN Multispecific Antibody and ROFN Multispecific Products. In the event that the Parties have not entered into an agreement with respect to such ROFN Multispecific Antibody and corresponding ROFN Multispecific Products prior to the expiration of the ROFN Negotiation Period, then Paragon and its Affiliates shall be free to enter into an agreement with a Third Party with respect to the Development of or grant of a license or other rights to such ROFN Multispecific Antibody and corresponding ROFN Multispecific Products without further obligation to Apogee under this Section 2.6. If (i) the Parties enter into a license or another agreement with a grant of such rights to Apogee with respect to a ROFN Multispecific Antibody as described in subsection (b) of such definition, and (ii) Apogee had not previously requested Paragon to deliver to [***] a [***] Election Notice pursuant to Section 3.2 of the [***] Agreement with respect to the applicable [***] Project Antibody(ies) included in such ROFN Multispecific Antibody prior to the expiration of the Apogee Election Period, then the terms of such agreement by and between the Parties shall include the obligation for Apogee to reimburse Paragon for all payments made to [***] by Paragon under the [***] Agreement following the expiration of the Apogee Election Period.
2.7
Third Party In-Licenses.
(a)
Paragon shall notify Apogee in writing about any plan to enter into any exclusive in-license agreement with a Third Party for Patents that are (i) solely and exclusively related to the Licensed Antibodies, and (ii) are necessary to Develop, Manufacture, Commercialize or otherwise exploit the Licensed Antibodies, and following Apogee’s receipt of such notice the Parties shall discuss whether and to what extent both Parties are interested in acquiring such a license or such rights. Apogee shall have [***] days to notify Paragon whether it intends to obtain a license or rights to such Patents for the Development, Manufacture, Commercialization or other exploitation of the Apogee Products. If Apogee (x) notifies Paragon that it declines to obtain a license or rights in such Patents, (y) does not provide any notice to Paragon during such [***] day notice period, or (z) fails to obtain a license or rights in such Patents within [***] days following notice to Paragon that it intends to obtain such license or rights, then Paragon may enter into such in-license agreement (each such in-license agreement, a “Paragon Exclusive Third Party Agreement”), and shall use reasonable efforts to obtain commercially reasonable terms under each such Paragon Exclusive Third Party Agreement.
(b)
Apogee acknowledges and agrees that Paragon may enter into in-license agreements with Third Parties after the Effective Date (other than Paragon Exclusive Third Party Agreements) for Patents that, if Controlled by Paragon or its Affiliates, would constitute Licensed Antibody Patents or Other Licensed Patents (such additional in-license agreements, together with the Paragon Exclusive Third Party Agreements, the

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“Paragon Third Party Agreements”). Paragon will provide to Apogee a copy of each Paragon Third Party Agreement following execution thereof, subject to applicable confidentiality obligations and reasonable redaction of provisions that do not relate to the potential use of the applicable in-licensed Patents under this Agreement. The Parties will discuss in good faith how the costs under each Paragon Third Party Agreement would be reasonably allocated to Apogee. The Patents licensed to Paragon under a Paragon Third Party Agreement shall only be included within the Licensed Antibody Patents or the Other Licensed Patents licensed to Apogee under Section 2.1 from and after such time when Apogee agrees in writing to (i) reimburse Paragon for royalties and other consideration due under such Paragon Third Party Agreement that are allocable to the Development, Manufacture, Commercialization or other exploitation of an Apogee Product in the Territory in connection with a grant to Apogee of a sublicense under such Patents (the “Reimbursement Obligation”), and (ii) comply with the terms of such Paragon Third Party Agreement to the extent those terms have been previously disclosed to Apogee, are applicable to Apogee as a sublicensee and relevant to the licenses and rights granted by Paragon to Apogee under this Agreement (provided, that in the event of any conflict between the terms of this Agreement and the terms of such Paragon Third Party Agreement that are applicable to Apogee as a sublicensee thereof, the terms of such Paragon Third Party Agreement shall control to the extent necessary to maintain compliance with the terms of such Paragon Third Party Agreement, and Apogee shall not be deemed to be in breach of this Agreement to the extent that it is complying with a term of such Paragon Third Party Agreement applicable to Apogee that conflicts with a term of this Agreement). Notwithstanding the foregoing, upon the occurrence of the [***] License Effective Date, Apogee has agreed to receive a sublicense under the [***] IP in accordance with Section 2.1(d) and subject to the terms of Section 2.9. Apogee shall comply with the Reimbursement Obligation by paying to Paragon any amounts subject to the Reimbursement Obligation at least [***] Business Days prior to the date when such amounts are payable by Paragon to the counterparty licensor under the applicable Paragon Third Party Agreement.
2.8
Right of First Refusal under the [***] Agreement. If, following the [***] License Effective Date, Paragon receives written notice from [***] in accordance with Section 3.5 of the [***] Agreement with respect to the “Additional Antibodies ROFR” (as defined in the [***] Agreement), then Paragon will promptly (within [***] Business Days) provide Apogee with a copy of such written notice and the associated “Additional Antibody Third Party Terms” (as defined in the [***] Agreement) received from [***]. During the “Additional Antibodies ROFR Period” (as defined in the [***] Agreement), Paragon shall promptly assist Apogee in obtaining from [***] any information reasonably requested by Apogee to enable Apogee to determine whether to exercise such Additional Antibodies ROFR. Apogee may exercise such Additional Antibodies ROFR by providing written notice thereof to Paragon at least [***] Business Days prior to the expiration of the Additional Antibodies ROFR Period, and Paragon shall exercise the Additional Antibodies ROFR on behalf of Apogee within the Additional Antibodies ROFR Period. If Apogee exercises such Additional Antibodies ROFR, Paragon, acting on behalf of Apogee, and [***] shall promptly enter into an agreement on the Additional Antibody Third Party Terms and the Parties shall negotiate in good faith any necessary amendments to this Agreement, it being understood and agreed that Apogee shall be responsible for any amounts payable to [***] in respect thereof. For clarity, Apogee shall have no rights under this Section 2.8 if Apogee does not request Paragon to deliver to [***] a [***] Election Notice pursuant to Section 3.2 of the [***] Agreement prior to the expiration of the Apogee Election Period.
2.9
[***] Agreement.
(a)
Election Notice Under the [***] Agreement. Paragon shall promptly provide to Apogee any “Deliverables” (as defined in the [***] Agreement) received from [***] under Section 2.2 of the [***] Agreement with respect to the [***] Project Antibodies. If, at least [***] Business Days before the end of the initial [***] Option Period, Paragon receives (i) the written request of Apogee, and (ii) payment by Apogee to

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Paragon (or, at Paragon’s request, payment directly to [***]) of [***], then Paragon shall notify [***] that it has elected to extend the initial [***] Option Period under Section 3.2 of the [***] Agreement for [***]. Upon the written request of Apogee received by Paragon at least [***] Business Days before the end of the [***] Option Period (the “Apogee Election Period”), Paragon shall promptly deliver to [***] a [***] Election Notice pursuant to Section 3.2 of the [***] Agreement on behalf of Apogee with respect to the [***] Project Antibodies designated by Apogee in its written request within the [***] Option Period. Except for Apogee’s rights under Section 2.6 with respect to a ROFN Multispecific Antibody, in the event that Apogee does not request Paragon to deliver to [***] a [***] Election Notice prior to the expiration of the Apogee Election Period, then, upon such expiration, Apogee shall no longer have any rights under this Agreement or otherwise with respect to the [***] Agreement or any Antibodies or Intellectual Property Rights that are the subject of the [***] Agreement; provided, that, if following the expiration of the Apogee Election Period, Paragon does not deliver to [***] a [***] Election Notice pursuant to Section 3.2 of the [***] Agreement on behalf of Paragon, then Apogee may instruct Paragon to exercise the Post-Termination ROFR (as defined in the [***] Agreement) on behalf of Apogee in accordance with Section 8.5(c) of the [***] Agreement.
(b)
Applicability of the [***] Agreement. The Parties acknowledge and agree that, from and after the [***] License Effective Date:
(i)
the [***] IP shall be licensed by [***] to Paragon under the [***] Agreement and sublicensed by Paragon to Apogee under Section 2.1(d) of this Agreement;
(ii)
any sublicense granted by Paragon to Apogee under the [***] IP pursuant to Section 2.1(d) of this Agreement is subject to and limited in all respects by the terms of the [***] Agreement;
(iii)
Apogee agrees to be bound by the terms and conditions of the [***] Agreement applicable to sublicensees to the extent of the sublicenses granted hereunder; and
(iv)
in the event of any conflict between the terms of this Agreement and the terms of the [***] Agreement that are applicable to Apogee as a sublicensee of the terms of the [***] Agreement, the terms of the [***] Agreement shall control to the extent necessary to maintain compliance with the terms of the [***] Agreement, and Apogee shall not be deemed to be in breach of this Agreement to the extent that it is complying with a term of the [***] Agreement applicable to Apogee that conflicts with a term of this Agreement.
(c)
Required Disclosures under the [***] Agreement. Notwithstanding anything else herein to the contrary, Apogee hereby consents to Paragon: (i) providing a copy of this Agreement to [***] (which copy shall be redacted to Apogee’s reasonable satisfaction to remove [***] and other provisions); and (ii) disclosing to [***] any Confidential Information of Apogee that is required to be disclosed to [***] under the terms of the [***] Agreement.

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(d)
Target Exclusivity. On a Calendar Quarter-by-Calendar Quarter basis upon the written request of Apogee provided at least ten (10) Business Days prior to the commencement of a Calendar Quarter, Paragon shall promptly deliver to [***] written notice pursuant to Section 4.2 of the [***] Agreement that Paragon desires to obtain exclusivity with respect to the Licensed Target for such Calendar Quarter.
(e)
Payments Under the [***] Agreement. As between the Parties, Apogee shall be solely responsible for the following payments due to [***] under the [***] Agreement:
(i)
[***];
(ii)
[***];
(iii)
[***]; and
(iv)
[***].

Unless otherwise directed by Paragon, (1) Apogee shall make all such payments directly to [***] in accordance with the terms of the [***] Agreement and shall promptly provide written confirmation of such payments to Paragon, (2) Apogee shall deliver directly to [***] all notices, reports and other information required in connection with the foregoing payment provisions in accordance with the terms of the [***] Agreement and shall promptly provide a copy of such notices and reports to Paragon, and (3) Apogee shall comply with Sections 4.4, 4.5, and 4.6 of the [***] Agreement to the extent applicable to the payments for which Apogee is responsible. Paragon shall promptly provide to Apogee a copy of any invoice received from [***] that is relevant to the payments for which Apogee is responsible (or direct [***] to provide such invoices directly to Apogee). [***].

(f)
Covenants by Apogee. Apogee hereby covenants and agrees that:
(i)
Apogee shall cure any breach of the [***] Agreement caused by Apogee, its Affiliates or Sublicensees within the relevant time period required under the [***] Agreement, and shall provide Paragon with written notice of such cure upon completion thereof; and
(ii)
Except as expressly required under this Agreement or requested by Paragon, Apogee shall not communicate directly with [***] with respect to the [***] Agreement or the [***] IP without Paragon’s prior written consent, which consent may be withheld in Paragon’s sole discretion.
(g)
Covenants by Paragon. From and after the [***] License Effective Date, Paragon hereby covenants and agrees that:
(i)
Paragon shall maintain (to the extent within Paragon’s control) in full force and effect the [***] Agreement for so long as the rights licensed to Paragon under the [***] Agreement are necessary or reasonably useful for the activities being conducted under this Agreement by faithfully, fully and timely performing its obligations pursuant to the [***] Agreement (provided, that Paragon shall not be responsible for any breach or termination of the [***] Agreement caused by any action or inaction of Apogee, its Affiliates or Sublicensees), and shall not terminate, in whole or in part, the [***] Agreement to the extent relating to this Agreement without the prior written consent of Apogee;
(ii)
Paragon shall exercise its rights and pursue any available remedies under the [***] Agreement on behalf of Apogee as reasonably requested by Apogee from time-to-time and at [***] sole cost.

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(iii)
Paragon shall, and in any event, within the relevant time period required under the [***] Agreement, cure any breach of the [***] Agreement caused by any action or omission of Paragon or its Affiliates;
(iv)
Paragon shall not modify or amend the [***] Agreement in a manner that is reasonably expected to adversely affect Apogee’s rights under this Agreement or increase Apogee’s obligations under this Agreement without the prior written consent of Apogee, which consent may not be unreasonably withheld, conditioned or delayed;
(v)
Paragon shall provide to Apogee a copy of any amendment to or restatement of the [***] Agreement promptly following execution thereof; and
(vi)
Paragon shall promptly provide to Apogee a copy of any written notice of alleged breach, default or termination delivered by [***] under the [***] Agreement.
2.10
Use of Licensed Antibody Technology and Paragon’s Confidential Information. Notwithstanding any provision of this Agreement to the contrary, Apogee shall have no right or license to use the Licensed Antibody Technology, the Other Licensed Patents, the [***] IP or any other Intellectual Property Rights or Antibodies owned or controlled by Paragon or Paragon’s Confidential Information to discover, generate, identify, or characterize any Antibodies or Antibody based products other than the Apogee Products.
2.11
Exclusivity.
(a)
Subject to the terms of this Section 2.11, during the first [***] years following the Effective Date, except as expressly set forth in this Agreement, Paragon shall not, and shall cause its Affiliates not to, directly or indirectly, (i) perform or otherwise conduct or (ii) license, authorize, grant rights to, appoint or otherwise assist or enable any Third Party to, directly or indirectly, perform or otherwise conduct, in each case ((i) and (ii)), any research, development, manufacture or commercialization of any monospecific Antibody that is Directed To the Licensed Target (a “Target Competitive Product”). It will not be a violation of this Section 2.11(a) if Paragon or its Affiliate, directly or through a Third Party, (1) conducts screening activities solely for the purposes of ensuring compliance with this Section 2.11(a), (2) conducts activities in accordance with the terms of this Agreement, the Option Agreement or any other written agreement between the Parties, or (3) conducts activities with the prior written consent of Apogee.
(b)
During the Term, except as expressly set forth in this Agreement, Paragon shall not, and shall cause its Affiliates not to, directly or indirectly, (i) perform or otherwise conduct or (ii) license, authorize, grant rights to, appoint or otherwise assist or enable any Third Party to, directly or indirectly, perform or otherwise conduct, in each case ((i) and (ii)), any research, development, manufacture or commercialization of any Designated Multispecific Antibody. It will not be a violation of this Section 2.11(b) if Paragon or its Affiliate, directly or through a Third Party, (1) conducts screening activities solely for the purposes of ensuring compliance with this Section 2.11(b), (2) conducts activities in accordance with the terms of this Agreement, the Option Agreement or any other written agreement between the Parties, or (3) conducts activities with the prior written consent of Apogee.
(c)
In the event of a Change of Control of Paragon, the exclusivity restrictions set forth in Section 2.11(a) shall not apply to any Target Competitive Product of the acquirer or its Affiliates (other than Paragon and its Preexisting Affiliates) (the “Acquiring Parties”) that exists prior to the closing of such Change of Control or that is acquired or researched, developed, manufactured or commercialized by the Acquiring Parties following such Change of Control (“Grandfathered Competitive Products”); provided that (i) no Licensed

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Antibody Technology or [***] IP is used by or on behalf of Paragon or its Preexisting Affiliates or the Acquiring Parties in connection with the research, development, manufacture or commercialization of such Grandfathered Competitive Products, (ii) no Confidential Information or other Intellectual Property Rights of (x) Paragon or its Preexisting Affiliates specifically relating to the Licensed Antibodies, the Derived Antibodies or Products, or (y) Apogee, can be accessed by personnel of such Acquiring Parties involved in performing the research, development, manufacture or commercialization of such Grandfathered Competitive Products, and (iii) such Acquiring Parties institute sufficient technical and administrative safeguards to ensure the requirements set forth in the foregoing clauses (i) and (ii) are met, including by creating “firewalls” between the personnel teams charged with working on any such Grandfathered Competitive Products and any personnel teams charged with working on Licensed Antibody products, and document such safeguards by reasonable written records.

ARTICLE III

DEVELOPMENT, MANUFACTURING & COMMERCIALIZATION.

3.1
Apogee Responsibilities.
(a)
As between the Parties, Apogee shall be solely responsible for all aspects of the Development, Manufacturing, and Commercialization of the Apogee Products in the Field in the Territory during the Term, including distribution, product positioning, product strategy, product branding, core messaging, marketing, promotion, detailing activities and all decisions relating to the setting of prices in the Territory; invoicing and booking sales, and establishing all terms of sale, and all regulatory activities.
(b)
As between the Parties, Apogee shall be solely responsible for selection, registration and maintenance of all trademarks associated with the Apogee Products in the Field in the Territory. As between the Parties, Apogee shall solely own such trademarks in the Territory and pay all relevant costs thereof.
3.2
Regulatory. As between the Parties, Apogee shall control the regulatory strategy, regulatory filings, regulatory activities (including clinical trials for Apogee Products) and communication with each Regulatory Authority for the Apogee Products in the Field in the Territory. Apogee shall have the right to reference any relevant data included in the Licensed Antibody Technology for the purposes of regulatory filings and safety reporting for the Apogee Products, including all nonclinical data, pre-approval and post-approval clinical use data, and regulatory data with respect thereto. Apogee or its designee shall be the party to file an application to each applicable Regulatory Authority in the Territory for, and to obtain and maintain, in its own name, the Regulatory Approval of the Apogee Products in each country in the Territory.
3.3
Diligence; Reporting. Apogee shall use Commercially Reasonable Efforts (a) to Develop and seek Regulatory Approval for at least one Apogee Product in the Field in the United States and at least one other Major Market Country, and (b) upon receipt of Regulatory Approval for a given Apogee Product in a given country, to Commercialize such Apogee Product in such country, in each case ((a) or (b)) either by itself or through its Affiliates or Sublicensees or its or their respective contractors. Additionally, on or before [***] of each year during the Term, Apogee shall deliver to Paragon a report summarizing its material Development efforts with respect to any Apogee Products, including a summary of current and anticipated material preclinical and clinical activities, a summary of the status of any regulatory filings and anticipated regulatory filings, and achievement of any Milestones, during the preceding [***].

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ARTICLE IV

FINANCIAL TERMS.

4.1
Milestone Payments. Apogee shall make the following one-time payments to Paragon (or to such other designee(s), as requested by Paragon) (each payment, a “Milestone Payment”), based on the achievement of the corresponding milestone (each, a “Milestone”) by Apogee, its Affiliates, or its Sublicensees with respect to the first Apogee Product to achieve such Milestone. Apogee shall, within [***] days after it or its Affiliates achieve such Milestone or within [***] days after it learns that its or its Affiliate’s Sublicensee has achieved such Milestone, make the corresponding Milestone Payment to Paragon or Paragon’s designee(s). Each Milestone Payment shall be paid no more than once, and Apogee’s total Milestone Payments hereunder shall not exceed Twenty-Eight Million Dollars ($28,000,000). For avoidance of doubt, upon achievement of any Milestone, all prior unachieved Milestones shall be deemed thereby achieved and, if the Milestone Payment for any such prior Milestone has not previously been paid, it shall thereupon also be paid at the same time that the Milestone Payment for such subsequent achieved Milestone is paid.

	Milestone	Milestone Payment
#1	Achievement of Development Candidate	Three Million Dollars ($3,000,000)
#2	First dosing of a human patient in a Phase I Trial of an Apogee Product for the first Indication	Five Million Dollars ($5,000,000)
#3	First dosing of a human patient in a Phase II Trial of an Apogee Product for the first Indication	Five Million Dollars ($5,000,000)
#4	First dosing of a human patient in a Phase II Trial of an Apogee Product for the second Indication	Five Million Dollars ($5,000,000)
#5	First dosing of a human patient in a Phase II Trial of an Apogee Product for the third Indication	Five Million Dollars ($5,000,000)
#6	First dosing of a human patient in a Phase II Trial of an Apogee Product for the fourth Indication	Five Million Dollars ($5,000,000)

4.2
Royalties.
(a)
During the applicable Royalty Term (which shall be measured on a country-by-country and Apogee Product-by-Apogee Product basis), Apogee shall pay royalties to Paragon (or to such other designee(s), as requested by Paragon) equal to [***] percent ([***]%) of Net Sales of all Apogee Products sold by Apogee, its Affiliates or its Sublicensees in the Field in the Territory (“Royalty Payments”). If any Apogee Product contains a combination of (a) one (1) or more Licensed Antibodies or Derived Antibodies, and (b) one (1) or more Antibodies owned or controlled by Paragon or any of its Affiliates, the rights to such Antibody(ies) which are licensed or assigned to Apogee or any of its Affiliates under a separate agreement, then such Apogee Product shall be treated as a Combination Product under this Agreement and each other separate agreement; provided, however, that Paragon shall not receive more than a [***] percent ([***]%) total royalty on the Net

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Sales of such Apogee Product. For clarity, any Net Sales of an Apogee Product made in a given country after the expiration of the Royalty Term for such Apogee Product in such country will not be royalty-bearing.
(b)
If, during any Calendar Quarter during the Royalty Term with respect to a particular Apogee Product in a particular country, there is no Valid Claim of a Licensed Antibody Patent Covering such Apogee Product in such country, then the royalty rate for the Royalty Payments set forth in Section 4.2(a) for such Calendar Quarter shall be reduced to [***] percent ([***]%).
4.3
Payment Reports. Within [***] days after the end of the [***], Apogee shall provide to Paragon a written report, on an [***] basis, stating [***], [***]; and [***]. All Royalty Payments described in such written report shall be made by Apogee at the same time it submits such written report to Paragon.
4.4
Payment Method. All payments due under this Agreement to Paragon shall be made in U.S. Dollars by bank wire transfer in funds to an account designated by Paragon from time to time reasonably in advance of any payment due date.
4.5
Taxes.
(a)
The Parties agree to reasonably cooperate with one another and use commercially reasonable efforts to minimize obligations for any and all income or other taxes required by Applicable Law to be withheld or deducted from any Royalty Payments, Milestone Payments or other payments made by Apogee to Paragon or its designee(s) under this Agreement, including by completing commercially reasonable procedural steps, and taking commercially reasonable measures, to reasonably ensure that any withholding tax is reduced or eliminated to the extent permitted under Applicable Law, including income tax treaty provisions and related procedures for claiming treaty relief. To the extent that Apogee is required to deduct and withhold taxes with respect to any payment to Paragon or its designee(s), Apogee shall: (i) deduct and withhold such taxes from such payment to Paragon or its designee(s), (ii) remit the amount of such taxes to the proper government authority in accordance with Applicable Law, and (iii) promptly submit to Paragon an official tax certificate or other reasonably available evidence of such deduction and withholding to enable Paragon or its designee(s) to claim such payment of taxes. For the avoidance of doubt, Apogee’s remittance of such withheld amounts to the appropriate governmental authority shall be treated as payment of such amounts to Paragon or its designee(s), as applicable, for all purposes of this Agreement.
(b)
Apogee shall provide Paragon with commercially reasonable assistance in order to allow Paragon or its designee(s) to recover, as permitted by Applicable Law, withholding taxes or similar obligations resulting from payments made hereunder or to obtain the benefit of any present or future treaty against double taxation which may apply to such payments. Paragon shall provide Apogee reasonably in advance of any payment with any tax forms with respect to itself, and shall cause its designee(s), as applicable, to so provide any such forms, in each case that may be reasonably necessary in order for Apogee to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral tax income treaty.

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(c)
Notwithstanding any provision of this Agreement or the [***] Agreement to the contrary, as between the Parties, Apogee shall not be responsible for, and Paragon shall be responsible for, any taxes, or increase in the amount of any taxes (including, without limitation, withholding taxes, value added taxes, or sales or use taxes) imposed with respect to any payment required to made under this Agreement and that is made to one or more designee(s) of Paragon that would not have been imposed, or would have been imposed at a lower rate, if such payment were made directly by Apogee to Paragon, to the extent not borne by such designee(s).
(d)
The Parties shall reasonably cooperate in good faith to allocate any consideration payable pursuant to this Agreement among the rights granted pursuant to this Agreement and to determine the character of the transactions contemplated by and the payments made pursuant to this Agreement (including payments made to [***]), in each case, for applicable tax purposes. In the event the Parties cannot agree on any such allocation or determination, such disagreement shall be resolved in accordance with Section 10.7. The Parties shall and shall cause their Affiliates to (i) timely file all tax returns in a manner consistent with such allocation and determination, and (ii) take no position contrary thereto on any applicable tax return or in any tax proceeding or otherwise, in each case, except to the extent required to do otherwise pursuant to a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended (or any analogous provision of state, local or non-U.S. Applicable Law). In the event that any such allocation or determination is disputed by any tax authority, the Party receiving notice of the dispute shall promptly notify the other Party of the dispute.
(e)
For purposes of this Section 4.5, for the avoidance of doubt, any reference to a designee of Paragon shall include [***].
4.6
Foreign Exchange. If any currency conversion shall be required in connection with the calculation of amounts payable hereunder, such conversion shall be made using the exchange rates reported on the [***] Business Day prior the payment due date for the purchase and sale of Dollars, as reported by the Wall Street Journal (East Coast Edition).
4.7
Late Payments. Any amount owed by Apogee to Paragon under this Agreement that is not paid within the applicable time period set forth herein will accrue interest at the per annum rate of [***] percentage point above the then-applicable United States prime rate as quoted in the Wall Street Journal (East Coast Edition) (or if it no longer exists, a similarly authoritative source), calculated on a [***] basis, or, if lower, the highest rate permitted under Applicable Law.
4.8
Blocked Currency. If by Applicable Law of a country in which Net Sales occurred, conversion of funds into Dollars or transfer of funds from such country to the United States is restricted, forbidden or delayed for more than [***] days, then Apogee can elect, at its sole discretion, that the amounts accrued in such country and owed by Apogee to Paragon under this Agreement shall be paid to Paragon in such country in local currency by deposit in a local bank designated by Paragon, unless the Parties otherwise agree in writing.

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4.9
Records; Inspection.
(a)
Apogee shall, and shall cause its applicable Affiliates to, create and keep complete and accurate records of its sales and other dispositions of all Apogee Products, including all records that are reasonably necessary for the purposes of calculating all payments due under this Agreement.
(b)
Upon reasonable advance written notice to Apogee, Paragon shall have the right to retain a nationally recognized (in the US) independent certified public accounting firm to perform on behalf of Paragon an audit, conducted in accordance with U.S. generally accepted accounting principles (GAAP), of such books and records of Apogee or its applicable Affiliates as may be reasonably necessary to verify the accuracy of any reports provided pursuant to Section 4.3 hereunder for any Calendar Quarter ending not more than [***] calendar months prior to the date of such request. Such audits shall not occur more frequently than [***] in each Calendar Year and shall not be conducted more than [***] with respect to any reporting period, in each case other than for cause. All information disclosed or observed during any audit pursuant to this Section 4.9 shall be the Confidential Information of Apogee, and Paragon shall cause the accounting firm to retain all such information as Confidential Information, including, if requested by Apogee, by requiring such accounting firm to enter into a customary confidentiality agreement with Apogee prior to the initiation of any such audit.
(c)
Upon completion of any audit hereunder, the accounting firm shall provide both Apogee and Paragon a written report disclosing whether the reports submitted by Apogee are correct or incorrect, whether the amounts paid are correct or incorrect, and in each case, the specific details concerning any discrepancies. No other information regarding Apogee’s records shall be provided to Paragon.
(d)
Paragon shall bear its internal expenses and the out-of-pocket costs for engaging such accounting firm in connection with performing such audits; provided, however, that if any such audit uncovers an underpayment by Apogee that exceeds [***] percent ([***]%) of the total owed for such payment or payment period, as applicable, then Apogee shall reimburse Paragon or its designee(s) for the amounts actually paid to such accounting firm for performing such audit.
(e)
If such accounting firm concludes that Apogee has in aggregate underpaid amounts owed to Paragon during the audited period, Apogee shall pay Paragon or its designee(s) the amount of the discrepancy within [***] days of the date Paragon delivers to Apogee such accounting firm’s written report and an invoice for such amounts. If such accounting firm concludes that Apogee has in aggregate overpaid amounts owed to Paragon during the audited period, then Apogee may, at its election, either credit such overpaid amount against any future payment obligation to Paragon or require Paragon to refund such amounts within [***] days.

ARTICLE V

INTELLECTUAL PROPERTY.

5.1
Ownership. As between the Parties, each Party will own and retain all right, title and interest in and to all Intellectual Property Rights owned or controlled by such Party as of the Effective Date or that come into the ownership or control of such Party during the Term outside the scope of this Agreement. Other than rights granted to Apogee under this Agreement with respect to the Licensed Antibody Technology, the Other Licensed Patents and the [***] IP, nothing in this Agreement shall affect Paragon’s rights in any Patents, Know-How or other Intellectual Property Rights owned or controlled by Paragon or its Affiliates, now or in the future. Other than rights granted to Paragon under this Agreement with respect to the Apogee Intellectual Property,

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nothing in this Agreement shall affect Apogee’s rights in any Patents, Know-How or other Intellectual Property Rights owned or controlled by Apogee or its Affiliates, now or in the future.
5.2
Patent Prosecution.
(a)
Prosecution Generally. For the purpose of this Section 5.2, “prosecute” and “prosecution” shall include any patent interference, opposition, pre-issuance Third Party submission, ex parte re-examination, post-grant review, inter partes review or other similar proceeding, appeals or petitions to any board of appeals in a patent office, appeals to any court for any patent office decisions, reissue proceedings and applications for Patent term extensions and the like.
(b)
Prosecution of Licensed Antibody Patents. As between the Parties following the Effective Date, Apogee shall be solely responsible for, and have sole discretion over, preparing, filing, prosecuting and maintaining the Licensed Antibody Patents, in each case, at Apogee’s sole expense.
(i)
Coordination. Apogee shall provide Paragon with copies of all material correspondence from and to any patent office relating to the Licensed Antibody Patents, and Apogee shall provide Paragon with drafts of all proposed filings to any patent office with respect to such Licensed Antibody Patents in reasonably adequate time before submission of such filings for Paragon’s review and comment. Apogee will take into consideration Paragon’s reasonable comments prior to submitting such filings.
(ii)
Backup Right to Prosecute. Apogee shall notify Paragon of any decision not to prepare or file, or to abandon, cease prosecution or not maintain any Licensed Antibody Patent anywhere in the Territory. Apogee shall provide such notice at least [***] days prior to any filing or payment due date, or any other due date that requires action, in connection with such Licensed Antibody Patent. In such event, Paragon shall have a backup right, but not the obligation, to prepare, file, or continue prosecution or maintenance of, such Licensed Antibody Patent, at Paragon’s expense.
(iii)
Cooperation in Patent Prosecution. Each Party shall cooperate with the other Party in the preparation, filing, prosecution and maintenance of Licensed Antibody Patents, including in each case by providing the prosecuting Party with data and other information as appropriate and executing all necessary affidavits, assignments and other paperwork.
(c)
Prosecution by Paragon. Except with respect to Licensed Antibody Patents (which are addressed in Section 5.2(b)), Paragon shall be solely responsible for, and have sole discretion over, preparing, filing, prosecuting and maintaining any Patents (including the Other Licensed Patents and Paragon Multispecific Patents) that it owns or otherwise controls (the “Paragon Patents”). Paragon’s prosecution of any Paragon Patents shall be at Paragon’s sole expense. Notwithstanding the foregoing, in prosecuting any Paragon Patents, Paragon hereby agrees that during the Term, neither Paragon nor any of its Affiliates or licensees will file, or assist any Third Party in filing, any Patent that includes a claim that expressly recites the sequence of a Licensed Antibody or Derived Antibody other than as part of a Paragon Multispecific Antibody.
(d)
Consultation with Apogee. On a Scheduled Multispecific Patent-by-Scheduled Multispecific Patent basis during the ROFN Period and any applicable ROFN Negotiation Period, Paragon shall provide Apogee with copies of all material correspondence from and to any patent office relating to those certain Multispecific Patents owned or otherwise controlled by Paragon and set forth on Schedule 5.2(d) (such Multispecific Patents, the “Scheduled Multispecific Patents”), and Paragon shall provide Apogee with drafts of

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all proposed filings to any patent office with respect to such Scheduled Multispecific Patents in reasonably adequate time before submission of such filings for Apogee’s review and comment. Paragon will consider Apogee’s reasonable comments prior to submitting such filings, but Paragon shall retain final decision-making authority with respect to the content of any such filings. Notwithstanding the foregoing, the rights of Apogee under this Section 5.2(d) shall terminate on a Scheduled Multispecific Patent-by-Scheduled Multispecific Patent basis to the extent that Apogee’s rights under Section 2.6 with respect to a ROFN Multispecific Antibody that is Covered by a Valid Claim of such Scheduled Multispecific Patent have terminated or expired in accordance with the terms of Section 2.6.
(e)
Patent Prosecution Costs Prior to the Effective Date. Apogee shall promptly reimburse Paragon for any actual costs and expenses reasonably incurred by Paragon that are related to the prosecution of any Licensed Antibody Patents prior to the Effective Date that have not been reimbursed by Apogee under the Option Agreement. Apogee will promptly reimburse Paragon for any future prosecution costs and expenses incurred by Paragon with respect to the Licensed Antibody Patents.
(f)
[***] IP. The Parties acknowledge and agree that Paragon has no right under the [***] Agreement to file, prosecute, or maintain the Patents included in the [***] IP, and Apogee has no right under this Agreement to file, prosecute or maintain such Patents.
(g)
CREATE Act. Notwithstanding anything to the contrary in this Agreement, each Party will have the right to invoke the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)-(c)(3) (the “CREATE Act”) when exercising its rights under Article V of this Agreement, without the prior written consent of the other Party. Where such Party intends to invoke the CREATE Act, it will notify the other Party and the other Party will cooperate and coordinate its activities with such Party with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a joint research agreement (JRA) as defined in the CREATE Act.
(h)
Disclosure of Apogee Antibody Patents. Upon the request of Paragon, Apogee shall deliver to Paragon a list of the then existing Apogee Antibody Patents.
5.3
Patent Enforcement and Defense.
(a)
Notice of Patent Infringement and Patent Challenge. Each Party shall give the other Party notice of any known or suspected infringement by a Third Party (“Patent Infringement”) of any Licensed Antibody Patent and any known or suspected challenge by a Third Party against the validity or enforceability (“Patent Challenge”) of any Licensed Antibody Patent within [***] days after such Patent Infringement or Patent Challenge comes to such Party’s attention.
(b)
Apogee’s First Right to Enforce or Defend. Apogee shall have the first right, but not the obligation, to bring and control any legal action, including by declaratory judgment action, patent litigation or similar proceeding, in connection with any Patent Infringement or Patent Challenge with respect to the Licensed Antibody Patents in the Territory at its own expense and discretion as it reasonably determines appropriate. Apogee shall keep Paragon informed and reasonably consult with Paragon in the course of such legal action. Paragon shall have the right to be represented in any such legal action by counsel of its choice at its own expense.

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(c)
Paragon’s First Right to Enforce or Defend. Paragon shall have the sole right, but not the obligation, to bring and control any legal action, including by declaratory judgment action, patent litigation or similar proceeding, in connection with any Patent Infringement or Patent Challenge with respect to the Paragon Patents in the Territory at its own expense and discretion as it reasonably determines appropriate.
(d)
Settlement. In connection with any such legal action or proceeding, Apogee shall not enter into any settlement admitting the invalidity or unenforceability of Licensed Antibody Patents without the prior written consent of Paragon (such consent not to be unreasonably conditioned, withheld, or delayed).
(e)
Paragon’s Backup Right to Enforce or Defend. If Apogee does not initiate a legal action for Patent Infringement or Patent Challenge with respect to any Licensed Antibody Patent within [***] days after a notice of such Patent Infringement or Patent Challenge under Section 5.3(a), then Paragon shall have a backup right, but not the obligation, to initiate such legal action at its own expense.
(f)
Allocation of Recoveries. Any recoveries resulting from such legal action initiated by Apogee or Paragon hereunder relating to Patent Infringement or Patent Challenge with respect to the Licensed Antibody Patents, including pursuant to a settlement, shall be applied as follows: (i) first to reimburse [***] of each of the Parties in such action; and (ii) second, any amounts remaining after paying the amounts due each Party under clause (i) (the “Remaining Recovery”) shall be allocated as follows: (1) [***]; or (2) [***].
(g)
Cooperation with Patent Enforcement. At the request of the enforcing Party (and at the requesting Party’s expense), the other Party shall reasonably cooperate and provide any information or assistance in connection with any legal action under this Section 5.3, including executing reasonably appropriate documents, cooperating in discovery and, if required by Applicable Law, joining as a party to the legal action at its own expense.
(h)
[***] IP. The Parties acknowledge and agree that Paragon has no right under the [***] Agreement to enforce the Patents included in the [***] IP, and Apogee has no right under this Agreement to such Patents.
5.4
Third Party Patent Proceedings.
(a)
Apogee’s Right to Challenge Third Party Patents. Apogee shall have the sole and exclusive right, but not the obligation, to bring and control any legal action to challenge any Patents controlled by a Third Party, including by declaratory judgment action, patent interference, opposition, pre-issuance submission, ex parte re-examination, post-grant review, inter partes review, patent litigation or similar proceeding, in each case that are necessary or useful to Develop, Manufacture, Commercialize or otherwise exploit any Apogee Product.
(b)
Cooperation by Paragon. At the request of Apogee, Paragon shall cooperate and provide any information or assistance in connection with any legal action under this Section 5.4, including executing reasonably appropriate documents, cooperating in discovery and, if required by Applicable Law, joining as a party to the action at Apogee’s cost and expense.
5.5
Common Interest Agreement. At the request of either Party to conduct the activities under this Article V, the Parties shall cooperate in good faith to enter into a customary common-interest agreement intended

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to preserve attorney-client privilege with respect to disclosures and communications by or on behalf of either Party or its Affiliates in connection with such activities.

ARTICLE VI

PROTECTION OF CONFIDENTIAL INFORMATION.

6.1
Confidentiality. Except to the extent expressly authorized by this Agreement, the Receiving Party agrees that, during the Term and for [***] years thereafter, it shall keep confidential and shall not publish or otherwise disclose to any Third Party, and shall not use for any purpose other than as expressly provided for in this Agreement, any Confidential Information of the Disclosing Party. The Receiving Party may disclose Confidential Information of the Disclosing Party to those of the Receiving Party’s Representatives who have a need for such information, provided, that the Receiving Party shall advise such Representatives of the confidential nature thereof, shall ensure that each such Representative is bound in writing by obligations of confidentiality and non‑use at least as stringent as those contained in this Agreement, and shall be responsible for the compliance of its Representatives with the terms of this Agreement. The Receiving Party shall use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but in no event less than reasonable care) to ensure that its Representatives do not disclose or make any unauthorized use of the Confidential Information of the Disclosing Party. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the Disclosing Party.
6.2
Exceptions. The Receiving Party’s obligations under Section 6.1 shall not apply to any Confidential Information of the Disclosing Party that the Receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party in breach of this Agreement, generally known or available; (b) is known by the Receiving Party at the time of receiving such information from the Disclosing Party; (c) is hereafter furnished to the Receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or (d) is independently discovered or developed by the Receiving Party, without the aid, use or application of any Confidential Information of the Disclosing Party.
6.3
Authorized Disclosure. Notwithstanding the provisions of this Article VI, the Receiving Party may disclose Confidential Information, without violating its obligations under this Agreement, to the extent the disclosure is:
(a)
required by a valid order of a court or other governmental body of competent jurisdiction or as otherwise required by Applicable Law, rule, regulation (including securities laws and regulations), government requirement, or as may be required in connection with any filings made with, or by the disclosure policies of, a stock exchange, provided, that the Receiving Party shall give reasonable prior written notice to the Disclosing Party of such required disclosure and, at the [***] request and expense, shall cooperate with the Disclosing Party’s efforts to contest such requirement, to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued or the law, rule or regulation required, or to obtain other confidential treatment of such Confidential Information; or
(b)
reasonably necessary to file or prosecute Patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, or obtain or maintain approval to conduct clinical trials or Regulatory Approvals, in each case, in accordance with this Agreement; or

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(c)
under appropriate confidentiality provisions substantially equivalent to those in this Agreement (but of shorter duration if customary in the case of clause (ii)): (i) in connection with the performance of its obligations or as reasonably necessary or useful in the exercise of its rights under this Agreement, including the right to grant licenses or sublicenses as permitted hereunder and the right to Develop, Manufacture, Commercialize and otherwise exploit Antibodies and products to which it has rights hereunder, or (ii) to actual or bona fide potential licensees, acquirers, merger partners, assignees, collaborators, investment bankers, investors or lenders.
6.4
Confidentiality of this Agreement. This Agreement and its terms are considered Confidential Information of both Parties, and each Party shall keep confidential and shall not publish or otherwise disclose the terms of this Agreement without the prior written consent of the other Party, except as expressly permitted by Section 6.3, and except that both Parties may disclose this Agreement and its terms to its legal, financial and investment banking advisors; bona fide potential and actual investors, acquirers, merger partners, assignees, collaborators, investment bankers, lenders, licensees, sublicensees or strategic partners in connection with license or partnering transactions, due diligence or similar investigations by such Third Parties or in confidential financing documents; and counsel or other advisors for the foregoing; provided, in each case, that any such Third Party agrees to be bound by obligations of confidentiality and non-use at least as restrictive as those set forth in this Article VI (provided, that the confidentiality term applicable to such Third Party may be shorter so long as it is commercially reasonable).
6.5
Publicity. Neither Party will generate or allow any publicity regarding this Agreement or the transactions contemplated hereunder, including use of the other Party’s names or trademarks, without the other Party first approving such press release or publication in writing, except for any public disclosure by or on behalf of a Party that is otherwise permitted under this Article VI or that is, in the opinion of such Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of such Party are listed (or to which an application for listing has been submitted) and except that a Party may, once a press release or other public written statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other public written statement without the further approval of the other Party.
6.6
Return of Confidential Information. Promptly after the termination or expiration of this Agreement for any reason, each Party will return to the other Party or destroy, as such other Party will direct, all tangible manifestations of such other Party’s Confidential Information at that time in the possession of the Receiving Party, subject to the Receiving Party’s right to maintain one copy of such tangible manifestations of such other Party’s Confidential Information solely for purposes of monitoring its compliance with this Agreement.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES.

7.1
Mutual Representations. Each Party represents and warrants to the other Party that: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder; and (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not and will not conflict with any agreement, instrument, or understanding, oral or written, to which it is or may become a party or by which it may be or become bound.

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7.2
Representations of Paragon. Paragon hereby represents and warrants to Apogee as of the Effective Date that:
(a)
Paragon has set forth, in Exhibit A, a complete and accurate list of all the Licensed Antibody Patents existing as of the Effective Date (including title, all inventors, owners, assignees, filing date, grant date, expiration date and status);
(b)
Paragon has properly filed, prosecuted and maintained the Licensed Antibody Patents existing as of the Effective Date;
(c)
Paragon has complied with all duties of disclosure and has not engaged in any inequitable conduct with respect to all Licensed Antibody Patents existing as of the Effective Date;
(d)
all Licensed Antibody Patents listed in Exhibit A that have been issued as of the Effective Date are in full force and effect and are, to Paragon’s knowledge, valid and enforceable;
(e)
other than the Licensed Antibody Patents listed in Exhibit A, as of the Effective Date neither Paragon nor any of its Affiliates own or have any rights in, to or under any Patents Covering any Licensed Antibody, Derived Antibody, or Multispecific Antibody or their composition, or any method of specifically Manufacturing such Antibody;
(f)
there are no judgments against or awards or settlements against Paragon or any of its Affiliates, and there are no claims, actions, or proceedings pending or, to Paragon’s knowledge, threatened, nor to Paragon’s knowledge are there any formal inquiries initiated or written notices received that are reasonably likely to lead to the institution of any such legal proceedings, in each case (i) relating to any Licensed Antibodies or Licensed Antibody Technology or alleging that any Third Party has any right to or under any Licensed Antibodies or Licensed Antibody Technology that would conflict with the rights granted in this Agreement; or (ii) alleging that any Licensed Antibody Patent is unpatentable, invalid, unenforceable or infringed;
(g)
all of Paragon’s and its Affiliates’ employees, officers, subcontractors and consultants: (i) have assigned, or are under contractual obligations to assign, to Paragon all inventions conceived, reduced to practice or otherwise related to the Licensed Antibodies or Licensed Antibody Technology; (ii) to Paragon’s knowledge, have no obligations under agreements or Applicable Law to assign any interest in any such inventions to any Third Party; and (iii) have existing obligations under agreements or Applicable Law to maintain as confidential Paragon’s Confidential Information as well as confidential information of other parties (including of Apogee and its Affiliates);
(h)
none of Paragon, its Representatives, or any other person used by Paragon in the performance of this Agreement has been or is (i) debarred, convicted, or is subject to a pending debarment or conviction, pursuant to section 306 of the United States Food Drug and Cosmetic Act, 21 U.S.C. § 335a, (ii) listed by any government or regulatory agencies as ineligible to participate in any government healthcare programs or government procurement or non-procurement programs (as that term is defined in 42 U.S.C. 1320a-7b(f)), or excluded, debarred, suspended or otherwise made ineligible to participate in any such program, or (iii) convicted of a criminal offense related to the provision of healthcare items or services, or is subject to any such pending action. Paragon agrees to inform Apogee in writing promptly if Paragon or any person who is performing activities on its behalf under the Agreement is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending or threatened;

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(i)
no funding, facilities, or personnel of any governmental authority or any public or private educational or research institutions were used to develop or create any Licensed Antibody Technology, and neither Paragon nor any of its Affiliates has entered into a government funding relationship that would result in rights to any Apogee Products residing in the U.S. Government, the National Institutes of Health, or other agency, and the licenses granted hereunder are not subject to overriding obligations to the U.S. Government as set forth in Public Law 96-517 (35 U.S.C. §§ 200-204), or any similar obligations under the laws of any other country in the Territory;
(j)
subject to Article V, and Section 10.6, during the Term, Paragon will not grant a Third Party any license or other right in the Licensed Antibody Technology that would conflict with the rights and licenses granted to Apogee hereunder with respect to such Licensed Antibody Technology; and
(k)
(i) the version of the [***] Agreement attached to this Agreement as Exhibit B is a true, correct, and complete copy of the [***] Agreement, (ii) Paragon has not received a notice of breach or termination from [***] under the [***] Agreement, nor has Paragon delivered a notice of breach or termination to [***] under the [***], and (iii) the [***] Agreement is in full force and effect.
7.3
DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, DURABILITY, MERCHANTABLE QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

ARTICLE VIII

TERM; TERMINATION.

8.1
Term. The term of this Agreement shall commence on the Effective Date and shall expire on a country-by-country and Apogee Product-by-Apogee Product basis on the expiration of the Royalty Term for such Apogee Product in such country, in each case, unless earlier terminated by a Party as set forth below in this Article VIII (the “Term”). Upon expiration (but not termination) of the Agreement, the licenses granted in Section 2.1 shall survive and become royalty-free, fully paid-up, perpetual and irrevocable with respect to the applicable Apogee Product in the applicable country.
8.2
Termination by Apogee. Apogee shall have the right to terminate this Agreement in its entirety or on a country-by-country or Apogee Product-by-Apogee Product basis for any or no reason upon sixty (60) days’ prior written notice to Paragon.
8.3
Material Breach. Either Party may terminate this Agreement in its entirety for the material breach of this Agreement by the other Party, if such material breach remains uncured ninety (90) days (or thirty (30) days with respect to (a) any failure to make any payments owing to a Party hereunder, or (b) any material breach of this Agreement by Apogee that also constitutes a breach of the [***] Agreement) following notice from the non-breaching Party to the breaching Party specifying such breach, provided, that, in the event of a dispute regarding the existence or cure of a material breach, no termination shall become effective until such dispute is finally resolved pursuant to Section 10.7 in favor of the non-breaching Party and the breaching Party fails to cure such material breach within ninety (90) days thereafter.

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8.4
Insolvency. Each Party will have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to the other Party. “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within [***] days after they are instituted, (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature, (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code, (d) appointment of a receiver for all or substantially all of a Party’s assets, or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.
8.5
Termination of [***] Agreement. If, following the [***] License Effective Date, the [***] Agreement is terminated due to no fault of Apogee or its Affiliates or Sublicensees, then this Agreement shall continue in full force and effect except for the terms and conditions specific to the [***] Agreement and the [***] IP, including Section 2.1(d) and Section 2.9, which shall automatically terminate, subject to the remainder of this Section 8.5. If on the effective date of such termination, Apogee is in compliance with the terms of this Agreement, then the terms of Section 8.5(b) of the [***] Agreement shall apply as between Apogee and [***].
8.6
Effect of Termination of this Agreement. If this Agreement terminates for any reason (excluding expiration under Section 8.1), whether with respect to a particular Apogee Product, particular country or in its entirety, then the following shall apply:
(a)
All licenses and other rights granted by Paragon to Apogee under this Agreement with respect to the terminated Apogee Product(s) and terminated country(ies) shall terminate, except as required for Apogee, its Affiliates and/or its Sublicensees to perform any of its obligations that survive termination, including to continue to complete or wind down any ongoing clinical trials for any Apogee Product, as may be required by Applicable Law or ethical principles.
(b)
No later than [***] days after the effective date of such termination, each Party shall return or cause to be returned to the other Party, or destroy, all Confidential Information received from the other Party and all copies thereof related to the terminated Apogee Product(s) in the terminated country(ies); provided, however, that each Party may retain any Confidential Information reasonably necessary for such Party’s ongoing obligations and rights under this Agreement which do not terminate, and each Party may keep one (1) copy of Confidential Information received from the other Party in its confidential files for record purposes and such copy shall remain subject to Article VI of this Agreement.
(c)
If this Agreement is terminated in its entirety, then upon [***] (which must be provided to [***] within [***] days after the effective date of termination), Paragon and Apogee shall [***] discuss in good faith, for a period of up to [***] days following such written request, terms and conditions under which Apogee may be willing to grant to Paragon [***], [***] license under the Apogee Intellectual Property to Develop, Manufacture, Commercialize and otherwise exploit the Apogee Products in the Field in the Territory that were the subject of any Development, Manufacturing or Commercialization activities performed by Apogee or its Affiliates under this Agreement prior to such termination (“Reversion Products”), as well as the potential transfer of materials, ongoing clinical trials and applicable regulatory filings and relevant data generated by Apogee with respect to the Reversion Products and necessary for the Development, Manufacture, Commercialization or other

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exploitation of such Reversion Products, such agreement to include commercially reasonable financial and other terms (including the granting of a right of reference and the exchange of pharmacovigilance information, as applicable), which terms shall take into consideration Apogee’s contributions made in the Development, Manufacture, Commercialization and other exploitation of the Reversion Products.
8.7
Survival of Sublicenses. Upon termination of this Agreement, at the written request of any Sublicensee who is not then in breach of its sublicense agreement, such sublicense agreement will survive such termination of this Agreement, and Paragon will negotiate [***] the terms and conditions of a direct license with such Sublicensee that is consistent with the terms of this Agreement (as adjusted for the scope of license, products, field of use and other provisions of the original sublicense). For clarity, Paragon shall have no obligation with respect to any Sublicensee that is greater than or in addition to the obligations of Paragon to Apogee under this Agreement.
8.8
Accrued Rights; Survival. The expiration or termination of this Agreement for any reason shall not release either Party from any liability or obligation that, at the time of such expiration or termination, has already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor will expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, or at law or in equity, with respect to breach of this Agreement. In the event of expiration or any termination of this Agreement, the following provisions of this Agreement shall survive such expiration or termination in accordance with their respective terms and conditions: Article I (Definitions); Section 2.1 (License Grants from Paragon) (upon expiration (but not termination) of this Agreement as set forth in Section 8.1 (Term)); Section 2.2 (Sublicenses) (with respect to any payments or other performance obligations prior to conversion (if any) to a direct license pursuant to Section 8.7); Section 2.3 (No Implied Licenses; Reservation of Rights); Section 2.7(b) (Third Party In-Licenses) (with respect to any outstanding payment obligations that have accrued prior to the date of expiration or termination or that accrue following expiration); Section 2.9(a) (Election Notice Under the [***] Agreement) (with respect to any outstanding payment obligations that have accrued prior to the date of termination); Section 2.9(e) (Payments Under the [***] Agreement) (with respect to any outstanding payment obligations that have accrued prior to the date of expiration or termination or that accrue following expiration); Section 2.10 (Use of Licensed Antibody Technology and Paragon’s Confidential Information) (upon expiration (but not termination) of this Agreement as set forth in Section 8.1 (Term)); Section 4.1 (Milestone Payments) (with respect to any outstanding payment obligations that have accrued prior to the date of termination or expiration); Section 4.2 (Royalties) (with respect to any outstanding payment obligations that have accrued prior to the effective date of termination); Section 4.3 (Payment Reports) (with respect to any Royalty Payments that have accrued prior to the date of termination or expiration); Sections 4.4 (Payment Method) to 4.8 (Blocked Currency) (for the duration of any outstanding payment obligations under this Agreement); Section 4.9 (Records; Inspection) (for the duration set forth therein); Section 5.1 (Ownership); Section 5.2(d) (Patent Prosecution Costs Prior to the Effective Date); Section 5.2(g) (CREATE Act); Article VI (Protection of Confidential Information) (for the duration set forth therein); Section 7.3 (Disclaimer of Warranties); Section 8.6 (Effect of Termination of this Agreement); Section 8.7 (Survival of Sublicenses); this Section 8.8 (Accrued Rights; Survival); Article IX (Indemnification); and Article X (Miscellaneous).

ARTICLE IX

INDEMNIFICATION.

9.1
By Apogee. Apogee hereby agrees to defend, indemnify and hold harmless Paragon, its Affiliates and its or their Representatives (each, an “Paragon Indemnitee”) from and against any and all losses, damages,

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liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any Paragon Indemnitee may become subject as a result of any claim, demand, action, or other proceeding by any Third Party (“Third Party Claim”) to the extent such Losses result from: (a) the gross negligence, recklessness or willful misconduct of any Apogee Indemnitee in the performance of this Agreement; (b) Apogee’s breach of any of its representations, warranties or covenants under this Agreement; (c) Apogee’s Development, Manufacture, Commercialization or other exploitation of Apogee Products (but, for clarity, (i) excluding any activities conducted by Paragon under this Agreement or the Option Agreement and, (ii) except as otherwise expressly provided in this Agreement, excluding Losses related to any taxes imposed on or with respect to Paragon or its designee(s) as a result of payments made to Paragon or such designee(s) under this Agreement); or (d) any breach of the [***] Agreement that is caused by the actions or omissions of Apogee or its Affiliates and Sublicensees, in each case ((a) to (d)), except in each case to the extent that any such Losses are indemnifiable by Paragon under Section 9.2.
9.2
By Paragon. Paragon hereby agrees to defend, indemnify, and hold harmless Apogee, its Affiliates, and its or their Representatives (each, an “Apogee Indemnitee”) from and against any and all Losses to which any Apogee Indemnitee may become subject as a result of any Third Party Claim to the extent such Losses result from: (a) the gross negligence, recklessness or willful misconduct of any Paragon Indemnitee in the performance of this Agreement; or (b) Paragon’s breach of any of its representations, warranties or covenants under this Agreement; in each case ((a) to (b)), except in each case to the extent that any such Losses are indemnifiable by Apogee under Section 9.1.
9.3
Indemnification Procedures. The Party claiming indemnity under this Article IX (the “Indemnified Party”) will give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of the Third Party Claim for which indemnity is being sought (“Claim”). The Indemnifying Party’s obligation to defend, indemnify and hold harmless pursuant to Section 9.1 or Section 9.2, as applicable, will be reduced to the extent the Indemnified Party’s delay in providing notification pursuant to the previous sentence results in material prejudice to the Indemnifying Party; provided, however, that the failure by an Indemnified Party to give such notice or otherwise meet its obligations under this Section 9.3 will not relieve the Indemnifying Party of its indemnification obligation under this Agreement. At its option, the Indemnifying Party may assume the defense and have exclusive control, at its own expense, of any Claim for which indemnity is being sought by giving written notice to the Indemnified Party within [***] days after receipt of the notice of the Claim, provided, that (a) it agrees to indemnify the Indemnified Party from and against all Losses the Indemnified Party may suffer arising out of the Claim; (b) the Claim involves only money damages and does not seek an injunction or other equitable relief against the Indemnified Party; and (c) the Indemnifying Party conducts the defense of the Claim diligently. The Indemnified Party will provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense. The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party will have the right to assume and conduct the defense of the Claim with counsel of its choice. The Indemnifying Party will not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld, unless the settlement involves only the payment of money. The Indemnified Party will not settle any such Claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (ii) the Indemnified Party reserves any right it may have under this Article IX to obtain indemnification from the Indemnifying Party.

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9.4
Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF Article VI, FRAUD OR WILLFUL MISCONDUCT OR FOR INDEMNIFICATION CLAIMS UNDER THIS Article IX, IN NO EVENT SHALL EITHER PARTY BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, EVEN IF THE OTHER PARTY HAD NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.
9.5
Insurance. Apogee shall maintain at its expense insurance coverage consistent with normal business practices and adequate to cover the risks associated with its performance of any activities hereunder, and Apogee acknowledges and agrees that the maintenance of such insurance coverage shall not relieve Apogee of its obligations under this Agreement.

ARTICLE X

MISCELLANEOUS.

10.1
Independent Contractor Relationship. Paragon’s relationship with Apogee is that of an independent contractor, and nothing in this Agreement should be construed to create a partnership, joint venture, or employer-employee relationship. Neither Party is an agent of the other Party or authorized to make any representation, contract, or commitment on behalf of the other Party.
10.2
Force Majeure. Neither Party will be charged with any liability for delay or failure in performance of an obligation under this Agreement (other than any obligation to pay monies when due) to the extent such delay or failure is due to a cause beyond the reasonable control of the affected Party, such as war, riots, labor disturbances, epidemic, pandemic, fire, explosion, and compliance in good faith with any Applicable Law (in each case, a “Force Majeure”). The Party affected by a Force Majeure will give prompt written notice to the other Party of the nature of the cause of any material delay or failure to perform, its anticipated duration and any action being taken to avoid or minimize the effect. The Party affected will use its diligent efforts to avoid or remove such causes of delay or failure to perform and to mitigate the effect of such occurrence, and will continue performance in accordance with the terms of this Agreement whenever such causes are removed. The Party affected will give prompt written notice to the other Party of such resumed performance. If any such failure or delay in a Party’s performance hereunder continues for more than [***] days, the other Party may terminate this Agreement upon written notice to the affected Party.

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10.3
Entire Agreement; Amendment. This Agreement, together with all Exhibits attached hereto, constitutes the final, complete, and exclusive agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements, relating to its subject matter. This Agreement (including its Exhibits) may not be changed, modified, amended, or supplemented except by a written instrument signed by both Parties.
10.4
Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.
10.5
Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.
10.6
Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that (a) Paragon may assign to an Affiliate or a Third Party its rights to receive some or all of the royalty and milestone payments payable hereunder together with the right to receive the terms and conditions of this Agreement, the payment reports of Apogee, results of any audit of Apogee and any other Confidential Information of Apogee relevant to the assigned payments, including the timing, duration or amounts thereof, subject to appropriate confidentiality provisions substantially equivalent to those in this Agreement; and (b) either Party may assign this Agreement without the other Party’s consent to (i) its Affiliates or (ii) its successor to all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. The assigning Party shall provide the other Party with prompt written notice of any such assignment. Except for an assignment pursuant to clause (a) above, the rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Agreement shall be void.
10.7
Dispute Resolution. The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term relating to either Party’s rights or obligations hereunder or otherwise relating to the validity, enforceability or performance of this Agreement, including disputes relating to alleged breach or termination of this Agreement but excluding any disputes relating to Article VI or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Intellectual Property Rights (hereinafter, a “Dispute”). In the event of the occurrence of any Dispute, the Parties will follow the following procedures in an attempt to resolve the dispute or disagreement:
(a)
The Party claiming that such a Dispute exists will give notice in writing (a “Notice of Dispute”) to the other Party of the nature of the Dispute.
(b)
The Dispute will be referred to the then Chief Executive Officer of Paragon (or such individual’s designee) and the then Chief Executive Officer of Apogee (or such individual’s designee) who will

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meet no later than [***] days following the initial receipt of the Notice of Dispute and use reasonable endeavors to resolve the Dispute.
(c)
If, within [***] days of initial receipt of the Notice of Dispute, the Dispute has not been resolved, or if, for any reason, the meeting described in Section 10.7(b) hereof has not been held within [***] days of initial receipt of the Notice of Dispute, then the Parties agree that such Dispute will be finally resolved through binding arbitration to be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules, as specifically modified by the provisions of this Section 10.7(c). The arbitration will be conducted by a panel of three arbitrators. Within [***] days after the initiation of the arbitration, each Party will nominate one person to act as arbitrator, and the two arbitrators so named will then jointly appoint the third arbitrator within [***] days of their appointment, who will serve as chairman of the panel. All three arbitrators must be independent Third Parties having at least [***] years of dispute resolution experience (which may include judicial experience) or legal or business experience in the biotech or pharmaceutical industry. If either Party fails to nominate its arbitrator, or if the arbitrators selected by the Parties cannot agree on a person to be named as chairman within such [***]-day period, JAMS will make the necessary appointments for such arbitrator(s) or the chairman. Once appointed by a Party, such Party will have no ex parte communication with its appointed arbitrator. The place of arbitration will be in Boston, Massachusetts or such other venue as the Parties may mutually agree. The arbitration proceedings and all communications with respect thereto will be in English. Any written evidence originally in another language will be submitted in English translation accompanied by the original or a true copy thereof. The arbitrators have the power to decide all matters in Dispute, including any questions of whether or not such matters are subject to arbitration hereunder. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered in any court having competent jurisdiction thereof. The existence, content and results of any arbitration proceedings pursuant to this Section 10.7 will be deemed the Confidential Information of both Parties.
(d)
Notwithstanding any provision of this Agreement to the contrary, either Party may immediately initiate litigation in any court of competent jurisdiction seeking any remedy at law or in equity, including the issuance of a preliminary, temporary or permanent injunction, to preserve or enforce its rights under this Agreement.
(e)
The Parties agree that any disputes relating to Article VI or disputes relating to the determination of the validity, scope, infringement, enforceability, inventorship or ownership of the Parties’ respective Intellectual Property Rights shall be subject to the exclusive jurisdiction of the state and federal courts in Boston, Massachusetts and each Party hereby submits to such jurisdiction.
10.8
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to conflicts of laws principles.
10.9
Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by internationally recognized express courier, by email, or by facsimile, to the Party to be notified at its address(es) given below, or at any address such Party has previously designated by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (a) the date of actual receipt; (b) if delivered by express courier, the next Business Day the express courier regularly makes deliveries; or (c) if delivered by email, upon the date upon which the receipt of such email is confirmed by return email. Together with any notice provided by a Party to the other Party in accordance with this Section 10.9, the Party shall send a copy of such notice by email to the other Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

If to Paragon:	Paragon Therapeutics, Inc. 221 Crescent Street Building 23, Suite 105 Waltham, MA 02453 Attn: President Email: [***]

If to Apogee:	Apogee Therapeutics, Inc. 221 Crescent Street Building 17, Suite 102B Waltham, MA 02453 Attn: President Email: [***]

10.10
Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person or entity shall be construed to include such person’s or entity’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement, and references to this Agreement include all Exhibits hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “or.” The headings of clauses contained in this Agreement preceding the text of the sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement or have any effect on its interpretation or construction. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language, and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral, or other communications between the Parties regarding this Agreement shall be in the English language. To the extent there is any inconsistency or conflict between the terms and conditions of this Agreement and any exhibit, the terms and conditions of this Agreement will prevail.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.11
No Third-Party Rights. The provisions of this Agreement are for the exclusive benefit of the Parties and their successors and permitted assigns, and no other person shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.
10.12
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Agreement may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.
10.13
Expenses. Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and completion of this Agreement.
10.14
Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
10.15
Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.
10.16
Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.
10.17
Performance by Affiliates. A Party may perform some or all of its obligations under this Agreement through Affiliate(s) or may exercise some or all of its rights under this Agreement through Affiliates, subject to the terms of this Agreement. However, each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance as if such Party were performing such obligations itself, and references to a Party in this Agreement shall be deemed to also reference such Affiliate. In particular and without limitation, all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in Article VI, and shall be subject to the intellectual property provisions of Article V as if they were the original Party to this Agreement (and be deemed included in the actual Party to this Agreement for purposes of all intellectual property-related definitions). A Party and its Affiliates shall be jointly and severally liable for their performance under this Agreement.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Agreement as of the Effective Date.

Paragon Therapeutics, Inc.		Apogee Therapeutics, Inc.

By:	/s/ Evan Thompson	By:	/s/ Michael Henderson
Name:	Evan Thompson	Name:	Michael Henderson
Title:	Chief Operating Officer	Title:	Chief Executive Officer

[Signature Page to License Agreement]